SCHEDULE 14C INFORMATION
Information Statement Pursuant to Section 14(c) of the Securities
Exchange Act of 1934

Check the appropriate box:
☒    Preliminary Information Statement
☐    Definitive Information Statement

 ECASH, INC.
(Name of Registrant As Specified In Charter)

Not Applicable
(Name of Person(s) Filing the Information Statement if other than Registrant)

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1)  Title of each class of securities to which transaction applies:

                          Common Stock, .001 par value

2)  Aggregate number of securities to which transaction applies:

                         17,066,667 shares of Common Stock

3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

                    4)  Proposed maximum aggregate value of transaction:

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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2)  Form, Schedule or Registration Statement No.:
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4)  Date Filed:

ECash, Inc.
925-B South Capital of Texas Hwy, Suite 130
Austin, TX 78746

INFORMATION STATEMENT
PURSUANT TO SECTION 14 OF THE SECURITIES EXCHANGE ACT OF 1934,
AS AMENDED, AND REGULATION 14C AND SCHEDULE 14C THEREUNDER

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO SEND US A PROXY

INTRODUCTION

This notice and information statement (the "Information Statement") will be mailed on or about June 5, 2007 to the stockholders of record, as of March 31, 2007, of ECash, Inc., a Delaware corporation (the "Company") pursuant to: Section 14(c) of the Exchange Act of 1934, as amended.   This Information Statement is circulated to advise the shareholders of action already approved by written consent of the shareholders who collectively hold a majority of the voting power of our capital stock and shall serve as our Annual Meeting.  Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the proposals will not be effective until 20 days after the date this Information Statement is mailed to the shareholders.  Therefore, this Information Statement is being sent to you for informational purposes only.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

The actions to be effective twenty days after the mailing of this Information Statement are as follows:

(1)	We approved amendment our Articles of Incorporation to change our name to Clarity MD, Inc.; and

(2)	Three members were elected to the Company's Board of Directors to hold office until the Company's Annual Meeting of Stockholders in 2008 or until his successor is duly elected and qualified; and

(3)	The appointment of Meyler & Company LLC as the Company's independent certified public accountants was ratified; and

(4)	The Company’s 2007 Stock Option Plan was ratified; and

(5)	We approved amendment our Articles of Incorporation to effect a 3-for-1 forward stock split of our issued and outstanding Common Stock

(6)	We approved amendment our Articles of Incorporation to include a Preferred Stock, $0.001 par value per share with such rights and preferences as designated by the Board of Directors.

Attached hereto for your review is an Information Statement relating to the above-described actions.

Please read this notice carefully. It describes the essential terms of the amendments to the Articles, election of the members of the Board of Directors, appointment of the auditors, and the ratification of the 2007 stock option plan.  Additional information about the Company is contained in its periodic reports filed on periodic and current reports filed with the United States Securities and Exchange Commission (the "Commission"). These reports, their accompanying exhibits and other documents filed with the Commission may be inspected without charge at the Public Reference Section of the Commission at 100 F Street, Room 1580, Washington, D.C. 20549. Copies of such material may also be obtained from the Commission at prescribed rates. The Commission also maintains a Web site that contains reports, proxy and information statements and other information regarding public companies that file reports with the Commission. Copies of these reports may be obtained from the Commission's EDGAR archives at http://www.sec.gov/index.htm.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS' MEETING
WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

By Order of the Board of Directors,
/s/ Michael Chermak
Michael Chermak
Chairman of the Board of Directors

May 24, 2007

ECash, Inc.
925-B South Capital of Texas Hwy, Suite 130
Austin, TX 78746

INFORMATION STATEMENT
PURSUANT TO SECTION 14 OF THE SECURITIES EXCHANGE ACT OF 1934
AND REGULATION 14C AND SCHEDULE 14C THEREUNDER

TO OUR STOCKHOLDERS:

NOTICE IS HEREBY GIVEN that the following action was taken pursuant to a Written Consent of the Majority Stockholders of the Company:

(1)	We approved amendment our Articles of Incorporation to change our name to Clarity MD, Inc.; and

(2)	Three members were elected to the Company's Board of Directors to hold office until the Company's Annual Meeting of Stockholders in 2008 or until his successor is duly elected and qualified; and

(3)	The appointment of Meyler & Company LLC as the Company's independent certified public accountants was ratified; and

(4)	The Company’s 2007 Stock Option Plan was ratified; and

(5)	We approved amendment our Articles of Incorporation to effect a 3-for-1 forward stock split of our issued and outstanding Common Stock

(6)	We approved amendment our Articles of Incorporation to include a Preferred Stock, $0.001 par value per share with such rights and preferences as designated by the Board of Directors.

The Board of Directors has fixed the close of business on March 31, 2007, as the Record Date for determining the Stockholders entitled to Notice of the foregoing.

The Company has asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the Common Stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS' MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

Shareholders of record at the close of business on May 28, 2007, the Record Date, are entitled to notice of the action to be effective on or about June 5, 2007. Each share of our common stock entitles its holder to one vote on each matter submitted to the shareholders. However, because the shareholders holding at least a majority of the voting rights of all outstanding shares of capital stock as of the Record Date have voted in favor of the foregoing actions by resolution; and having sufficient voting power to approve such proposals through their ownership of the capital stock, no other consents will be solicited in connection with this Information Statement.

The elimination of the need for a meeting of stockholders to approve this action is made possible by Delaware Statutes which provides that the written consent of the holders of outstanding shares of voting capital stock, having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, may be substituted for such a meeting. In order to eliminate the costs involved in holding a special meeting of our stockholders, our Board of Directors voted to utilize the written consent of the holders of a majority in interest of our voting securities. This Information Statement is circulated to advise the shareholders of action already approved by written consent of the shareholders who collectively hold a majority of the voting power of our capital stock and shall serve as our Annual Meeting.

ECash, Inc. is authorized to issue 500,000,000 shares of capital stock, consisting of 17,066,007 shares of common stock, $.001 par value per share.

THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 PROVIDES A “SAFE HARBOR” FOR FORWARD LOOKING STATEMENTS. This Information Statement contains statements that are not historical facts. These statements are called “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements involve important known and unknown risks, uncertainties and other factors and can be identified by phrases using “estimate,” “anticipate,” “believe,” “project,” “expect,” “intend,” “predict,” “potential,” “future,” “may,” “should” and similar expressions or words. Our future results, performance or achievements may differ materially from the results, performance or achievements discussed in the forward-looking statements. There are numerous factors that could cause actual results to differ materially from the results discussed in forward-looking statements, including:

Changes in relationships with major customers and/or suppliers: an adverse change in our relationships with major customers and/or suppliers would have a negative impact on our earnings and financial position.  Armed conflicts and other military actions: the considerable political and economic uncertainties resulting from these events, could adversely affect our order intake and sales, particularly in the limousine market.  Factors that we have discussed in previous public reports and other documents filed with the Securities and Exchange Commission.

This list provides examples of factors that could affect the results described by forward-looking statements contained in this Information Statement. However, this list is not intended to be exhaustive; many other factors could impact our business and it is impossible to predict with any accuracy which factors could result in which negative impacts. Although we believe that the forward-looking statements contained in this Information Statement are reasonable, we cannot provide you with any guarantee that the anticipated results will be achieved. All forward-looking statements in this Information Statement are expressly qualified in their entirety by the cautionary statements contained in this section and you are cautioned not to place undue reliance on the forward-looking statements contained in this Information Statement. In addition to the risks listed above, other risks may arise in the future, and we disclaim any obligation to update information contained in any forward-looking statement.

CURRENT INFORMATION REGARDING THE COMPANY

The following is a description of the current operations of the Company

THE COMPANY

At December 31, 2005, the Company’s operations consisted solely of winding down its former artificial turf business. The information below details the business operations we have operated historically.

ECASH, INC., a Delaware corporation (formerly known as In-Sports International, Inc.) “Company”) was incorporated in Delaware on March 10, 1994, as Beta Acquisition Corp.  In September 1995, the Company changed its name to In-Sports International, Inc. and in August 2002, changed its name from In-Sports International, Inc. to ECASH, INC.

The Company’s predecessor began operations on January 27, 1998, in the athletic surfacing industry as a distributor for Playfield International, Inc., which the Company believes is one of the larger manufacturers of artificial turf.

In December 1998, the Company acquired The Perma Grass Corporation (“PGC”) as a wholly owned subsidiary in a reverse acquisition transaction in which the stockholders of PGC were issued 9,000,000 shares of the Company’s common stock and became the controlling stockholders of the Company. PGC installs artificial turf in residential settings and childcare centers; PGC focuses on smaller scale applications. On July 17, 2000, the Company spun off PGC.

In February 1999, the Company purchased the name “Ed-Car Construction” (“Ed-Car”) from an existing entity in exchange for 250,000 shares of the Company’s common stock, with a view to using the name “Ed-Car Construction” for the Company’s athletic field construction activities, marketed to high schools, colleges and municipalities.

On December 2, 2002, the Company entered into an exclusive manufacturing agreement (“Output Agreement”) with George Avery (former president and director of the Company) and ECASH, INC. (“Avery Georgia”), a private entity doing business in Rome, Georgia.  The Output Agreement contemplated that Avery Georgia would design and manufacture, for distribution by the Company, all-weather synthetic playing surfaces that combine what we believe to be the finest safety and durability features in the industry and the Company would distribute them. The Company entered into a superseding manufacturing agreement (“Second Output Agreement”) with Mr. Avery and Avery Georgia, dated May 14, 2003 (see Exhibit 10.1 to this Form 10-KSB).  The Second Output Agreement replaced the Output Agreement, and was necessitated by the resignation in January 2003, of Mr. Avery from the Company’s board of directors, and by the Company’s need for a longer term manufacturing agreement with Avery Georgia.  Pursuant to the Second Output Agreement, the Company was no longer required to pay Avery Georgia a $70,000 additional payment (as required under the Output Agreement).  Upon the Company’s subsequent purchase of the manufacturing assets of Mr. Avery and Avery Georgia (described in the next succeeding paragraph), the Second Output Agreement was cancelled.

On December 19, 2003 the Company entered into an agreement with George Avery, Jural Avery and Avery Georgia to purchase certain of the assets of Avery Georgia, including a building, and equipment at its location in Rome, Georgia.; The agreement includes the rights to use a certain patent held by Mr. Avery and the continued services of Mr. Avery as a consultant in the production of turf products.  In connection with this transaction, the Company assumed a first mortgage indebtedness encumbering the property, with a remaining balance due as of the date of this agreement of approximately $212,000.  Also, the Company paid a deposit of $30,000 issued a promissory note to the sellers in the amount of $200,000 as additional consideration toward the total purchase price for the assets acquired in this transaction of $470,000.

In December, 2005, the Company elected to discontinue the manufacturing portion of its artificial turf business.  The competitive nature and capital equipment costs necessary to be a competitive manufacturer did not fit with the future of the Company and its ability to survive. The Company has accordingly disposed of the building, equipment and inventory that was used in the manufacturing process. (Refer to Notes to Financial Statements)

On September 30, 2005, the Company entered into a letter of intent with Copacabana (T) Limited, a Tanzania corporation, to acquire certain gold properties in Tanzania.  The property specific to the letter of intent is located in Mpwapwa, Kiteto and Kongwa Districts.  Initial surveys of the property indicate the level of metal in the property is feasible for economic development of the property. Future sampling surveys will be necessary prior to the development of this property.   Subsequent to year end the letter of intent was cancelled.  (Refer to Notes to Financial Statements, Subsequent Events)

Prior to year end the Company ceased the manufacturing and sales of artificial turf products.

On March 1, 2007, the Company acquired Clarity Imaging International, Inc.  The Company had a change in control in the course of the acquisition.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table provides information known to us about the beneficial ownership of our common stock as of May 21, 2007 for: (1) each person, entity or group that is known by us to beneficially own five percent or more of our common stock; (2) each of our directors (and former directors, as applicable); (3) each of our named executive officers (and former officers, as applicable) as defined in Item 402(a)(2) of Regulation S-B; and (4) our directors and executive officers as a group. To the best of our knowledge, each stockholder identified below has voting and investment power with respect to all shares of common stock shown, unless community property laws or footnotes to this table are applicable.

The number of shares beneficially owned and the percent of shares  outstanding are based on 17,066,667 shares  outstanding as of May 21, 2007.  Beneficial ownership is determined in accordance  with the rules of the SEC and generally includes  voting or  investment  power  with  respect to  securities.  Except as otherwise noted below,  the address of each of the  shareholders in the table is c925-B South Capital of Texas Hwy, Suite 130, Austin, TX  78746
.

Beneficial Owner	Shares of Common Stock Beneficially Owned Number	Percent

Michael Chermak	835,333	5%

John Relic	835,333	5%

Lynn Dixon	28,444	.1%

All such directors and executive officers as a group (6 persons)

Bridgetech Holdings International, Inc.	12,390,400	72.5%

AMEND THE ARTICLES OF INCORPORATION TO
CHANGE OF NAME OF THE COMPANY

On May 24, 2007, we completed our acquisition of Clarity Imaging International, Inc., (“Clarity”) pursuant to the Agreement and Plan of Reorganization.   One condition of ECash in the Agreement and Plan of Reorganization was as follows:

Section 2.02

(c) ECash shall obtain shareholder approval to amend its Articles of Incorporation to change the name of the Company to Clarity MD, Inc. or such similar name as is available in the State of Delaware;

Accordingly, we are fulfilling our contractual obligation pursuant to the Agreement and Plan of Reorganization by changing our name to Clarity MD, Inc.

THE AMENDMENT HAS BEEN APPROVED BY THE BOARD AND THE WRITTEN CONSENTS OF THE HOLDERS OF THE MAJORITY OF THE OUTSTANDING VOTING CAPITAL STOCK OF THE COMPANY.

DISSENTER'S RIGHTS OF APPRAISAL

The general corporation law of the State of Delaware does not provide for dissenter's rights of appraisal in connection with the amendment to the Certificate of Incorporation.

ELECT THREE MEMBERS TO THE BOARD OF DIRECTORS

Three members were elected to the Company's Board of Directors to hold office until the Company's Annual Meeting of Stockholders in 2008 or until his successor is duly elected and qualified. Their names and biographies are below:

Name	Age	Position

Michael Chermak	47	Director, Chairman, President, Secretary

John Relic	53	Director, Chief Executive Officer

Lynn Dixon	48	Director

Michael D. Chermak has been the Chief Executive Officer of Clarity since February 26, 2007 and will be appointed our Chairman of the Board of Directors of the Company on March 8, 2007.  Michael D. Chermak has been the Chairman of the Board of Directors and Chief Executive Officer of Bridgetech Holdings International, Inc. since May 2, 2005.  From June, 2004 through May, 2005, Mr. Chermak was the Chairman of the Board of Directors and Chief Executive Officer of Retail Pilot, , a private company located in San Diego, California that marketed security devices to the retail industry.   From August 2003 to June 2004, Mr. Chermak was the Chief Executive Officer Carttronics, LLC, which made and marketed loss prevention solutions for retailers. From June 2001 to July 2002, Mr. Chermak was the chief executive officer of First Opinion Corp. which develops software used to assist healthcare providers in making differential diagnoses of patients.

John Relic is the President of Clarity, which the Company acquired in 2005 and will continue in the role for the Company.  From 1996 through the present, Mr. Relic has been a Certified Medical Practice Executive (certification through Medical Group Management Association). Mr. Relic received his Masters in Public Health-Health Services Administration from the University of California Planning.

Lynn M. Dixon is currently the President and CEO of Freedom Financial Consulting, Inc. which he joined in March of 2005.  Prior to this position, Mr. Dixon served in a variety of sales, management and executive positions for two industry leading independent leasing companies. More recently at Insight Investments, Inc he served as a senior executive from September 2003 to February 2005. Just prior to that Mr. Dixon worked at Comdisco, Inc from July 1992 to August 2003. His last position there was as EVP where he directed all IT sales and operational functions on a global basis.  In addition, Mr. Dixon was President of Comdisco’s Healthcare Division and was responsible for all aspects of the business.

Directors are elected at the Company's annual meeting of Stockholders and serve for one year until the next annual Stockholders' meeting or until their successors are elected and qualified. Officers are elected by the Board of Directors and their terms of office are, except to the extent governed by employment contract, at the discretion of the Board. The Company reimburses all Directors for their expenses in connection with their activities as directors of the Company. Directors of the Company who are also employees of the Company will not receive additional compensation for their services as directors.

BOARD OF DIRECTORS’ MEETINGS AND COMMITTEES

The Company presently does not have an audit committee, compensation committee or nominating committee.  The Company does not have an audit committee charter or a charter governing the nominating process as the management of the Company believes that until this point it has been premature at the early stage of the Company’s management and business development to form an audit, compensation or nominating committee.  However, the new management of the Company may form an audit, compensation and nominating committee in the future.  Until these committees are established, these decisions will continue to be made by the Board of Directors.  Although the Board of Directors has not established any minimum qualifications for director candidates, when considering potential director candidates, the Board considers the candidate’s character, judgment, skills and experience in the context of the needs of the Company and the Board of Directors.

The Company’s Board of Directors does not currently provide a process for stockholders to send communications to the Board of Directors as the Company management believes that until this point it has been premature given the limited liquidity of the common stock of the Company to develop such processes.  However, the new management of the Company may establish a process for stockholder communications in the future.

THE AMENDMENT HAS BEEN APPROVED BY THE BOARD AND THE WRITTEN CONSENTS OF THE HOLDERS OF THE MAJORITY OF THE OUTSTANDING VOTING CAPITAL STOCK OF THE COMPANY.

RATIFICATION OF APPOINTMENT OF AUDITORS

         The Board of Directors appointed and the holders of the majority of the outstanding voting capital stock of the Company have ratified the appointment of Meyler & Company as the Company's independent certified public accountants.

THE AMENDMENT HAS BEEN APPROVED BY THE BOARD AND THE WRITTEN CONSENTS OF THE HOLDERS OF THE MAJORITY OF THE OUTSTANDING VOTING CAPITAL STOCK OF THE COMPANY.

RATIFICATION OF THE COMPANY’S 2007 STOCK OPTION PLAN

2007 Stock Option PLAN

This summary is qualified in its entirety by the terms of the 2007 Stock Option Plan, a copy of which is attached hereto as Attachment A.  The 2007 Stock Option Plan provides for the granting of (i) options to purchase Common Stock that qualify as “incentive stock options” (“Incentive Stock Options” or “ISOs”) within the meaning of Section 422 of the Internal Revenue Code (the “Code”), (ii) options to purchase Common Stock that do not qualify as Incentive Stock Options (“Nonqualified Options” or “NQSOs”) and (iii) restricted stock.  The total number of shares of Common Stock with respect to which awards may be granted under the 2007 Stock Option Plan shall be five million (5,000,000) shares of common stock.

2007 Plan. A total of 5,000,000 shares were reserved for issuance from time to time under the 2007 Plan. This number would be adjusted in the event of any change in the outstanding common stock of the Company by reason of any stock dividend, stock split or similar corporate change. If an option granted under the 2007 Plan expires or otherwise terminates without having been exercised, the shares of common stock subject to such option shall be available for grant again under the 2007 Plan.

The 2007 Plan is administered by the Company’s Board of Directors. The Board of Directors may grant options to any employee, consultant or director of the Company or any of its subsidiaries. On the date of grant, the board of directors will determine the vesting schedule, expiration date and option exercise price for each option. The per-share exercise price of any incentive stock option, or ISO, may not be less than the fair market value of a share of the Company’s stock on the date of grant, as determined in accordance with the terms of the 2007 Plan. The per-share exercise price of any nonstatutory stock option, or NSO, may not be less than 85% of the fair market value of a share of the Company’s common stock on the date of grant.

The Board of Directors may terminate or amend the 2007 Plan at any time. No such termination or amendment may adversely affect any option previously granted under the 2007 Plan. Any increase in the maximum number of shares for which options may be granted under the 2007 Plan must be approved by the Company’s shareholders.

Eligibility

The persons who shall be eligible to receive Options shall be employees, directors, or consultants of the Company or any of its Affiliates ("Optionees"). The term consultant shall mean any person who is engaged by the Company to render services and is compensated for such services, and any director of the Company whether or not compensated for such services; provided that, if the Company registers any of its securities pursuant to the Securities Act of 1933, as amended (the "Act"), the term consultant shall thereafter not include directors who are not compensated for their services or are paid only a director fee by the Company.

The Plan authorizes the granting of both incentive stock options, as defined under Section 422 of the Internal Revenue Code of 1986 ("ISO"), and non-statutory stock options ("NQO") to purchase Common Stock. All employees of the Company and its affiliates are eligible to participate in the Plan. The Plan also authorizes the granting of NQO's to non-employee Directors and others performing services to the Company.

Any Incentive Stock Option granted to a person who at the time the Option is granted owns stock possessing more than ten percent (10%) of the total combined voting power of value of all classes of stock of the Company, or of any Affiliate, ("Ten Percent Holder") shall have an Option Price of no less than one hundred ten percent (110%) of the fair market value of the common stock as of the date of grant. Incentive Stock Options granted to a person who at the time the Option is granted is not a Ten Percent Holder shall have an Option price of no less than one hundred percent (100%) of the fair market value of the common stock as of the date of grant. Nonstatutory Options granted to a person who at the time the Option is granted is not a Ten Percent Holder shall have an Option Price determined by the Board as of the date of grant.

No option granted pursuant to the Plan is transferable otherwise than by will or the laws of descent and distribution. If there is a stock split, stock dividend, or other relevant change affecting the Company's shares, appropriate adjustments would be made in the number of shares that could be issued in the future and in the number of shares and price under all outstanding grants made before the event. Future options may also cover such shares as may cease to be under option by reason of total or partial expiration, termination or voluntary surrender of an option.

The aggregate fair market value (determined at the time an option is granted) of the Common Stock with respect to which ISO's are exercisable for the first time by any person during any calendar year under the Plan shall not exceed $100,000. Any Option granted to an Employee of the Company shall become exercisable over a period of no longer than five (5) years, and no less than twenty percent (20%) of the shares covered thereby shall become exercisable annually. No Option shall be exercisable, in whole or in part, prior to one (1) year from the date it is granted unless the Board shall specifically determine otherwise, as provided herein. In no event shall any Option be exercisable after the expiration of five (5) years from the date it is granted. Unless otherwise specified by the Board or the Committee in the resolution authorizing such option, the date of grant of an Option shall be deemed to be the date upon which the Board or the Committee authorizes the granting of such Option.

FEDERAL INCOME TAX CONSEQUENCES

The holder of an ISO does not realize taxable income upon the grant or upon the exercise of the option (although the option spread is an item of tax preference income potentially subject to the alternative minimum tax). If the stock acquired upon exercise of the options sold or otherwise disposed of within two (2) years from the option grant date or within one year from the exercise date then, in general, gain realized on the sale is treated as ordinary income to the extent of the option spread at the exercise date, and the Company receives a corresponding deduction. Any remaining gain is treated as capital gain. If the stock is held for at least two (2) years from the grant date and one year from the exercise date, then gain or loss realized upon the sale will be capital gain or loss and the Company will not be entitled to a deduction. A special basis adjustment applies to reduce the gain for alternative minimum tax purposes.

An optionee does not realize taxable income upon the grant of an NQO. In general, the holder of a NQO realizes ordinary income in an amount equal to the difference between the exercise price and the market value on the date of exercise. The Company is entitled to an expense deduction at the same time and in a corresponding amount.

THE AMENDMENT HAS BEEN APPROVED BY THE BOARD AND THE WRITTEN CONSENTS OF THE HOLDERS OF THE MAJORITY OF THE OUTSTANDING VOTING CAPITAL STOCK OF THE COMPANY.

APPROVE A FORWARD SPLIT

MATERIAL TERMS OF THE FORWARD SPLIT

The Board has unanimously adopted and shareholders holding a majority of the Common Stock have approved a resolution to effect a four-for-one (3:1) forward stock split (the "Forward Split") of the Common Stock. The Board and such shareholders believe that the Forward Split is in the Company's best interests, principally because it may ultimately increase the trading price of the Common Stock as more shares will be available for the marketplace. An increase in the price of the Common Stock may, in turn, generate greater investor interest in the Common Stock, thereby enhancing the marketability of the Common Stock to the financial community.

The immediate effect of the Forward Split will be to increase the number of presently issued and outstanding shares of Common Stock from approximately 17,066,667 to approximately 51,200,000. Although the Forward Split may ultimately increase the market price of the Common Stock, no such increase can be assured or calculated. The market price of the Common Stock may fall proportion to the increase in the number of shares outstanding as a result of the Forward Split, nor can there be any assurances that the Forward Split will lead to a sustained increase in the market price of the Common Stock. The market price of the Common Stock may also change as a result of other unrelated factors, including the Company's operating performance and other factors related to its business as well as general market conditions.

The Forward Split will affect all of the holders of the Company's Common Stock uniformly and will not affect any shareholder's percentage ownership interest in the Company or proportionate voting power, except for insignificant changes that will result from the rounding up of fractional shares.

The Forward Split of the Common Stock is expected to become effective on or about June 5, 2007 (the "Effective Date"). Upon the Effective Date, the Company will notify the National Association of Securities Dealers, requesting that the split be made effective on the Effective Date. The Forward Split will take place on the Effective Date without any action on the part of the holders of the Common Stock and without regard to current certificates representing shares of Common Stock being physically surrendered for certificates representing the number of shares of Common Stock each shareholder is entitled to receive as a result of the Forward Split. New certificates of Common Stock will not be issued at this time.

No fractional shares will be issued in connection with the Forward Split. Shareholders who would otherwise be entitled to receive fractional shares will have the number of new shares to which they are entitled rounded to the nearest whole number of shares. No shareholders will receive cash in lieu of fractional shares.

We do not have any provisions in our Articles, by laws, or employment or credit agreements to which we are party that have anti-takeover consequences. We do not currently have any plans to adopt anti-takeover provisions or enter into any arrangements or understandings that would have anti-takeover consequences. In certain circumstances, our management may issue additional shares to resist a third party takeover transaction, Even if done at an above market premium and favored by a majority of independent shareholders.

The Company does not, at this time, have any specific plans, proposals or arrangements to issue any of the newly authorized shares of common stock for any purpose, including future acquisitions and/or financings.

There are no adverse material consequences or any anti-takeover provisions in either our Articles of Incorporation or Bylaws that would be triggered as a consequence of the Forward Split. The Articles of Incorporation or Bylaws do not address any consequence of the Forward Split.

THE AMENDMENT HAS BEEN APPROVED BY THE BOARD AND THE WRITTEN CONSENTS OF THE HOLDERS OF THE MAJORITY OF THE OUTSTANDING VOTING CAPITAL STOCK OF THE COMPANY.

DISSENTER'S RIGHTS OF APPRAISAL

The general corporation law of the State of Delaware does not provide for dissenter's rights of appraisal in connection with the amendment to the Certificate of Incorporation.

APPROVAL PREFERRED STOCK

We approved that the Certificate of Incorporation be amended to include the following:

5,000,000  shares  are Preferred  Stock,  $0.001 par value per share with such rights and preferences as designated by the Board of Directors.

The Company’s Board of Directors is authorized to issue from time to time, without shareholder authorization, in one or more designated series or classes, any or all of the authorized but unissued shares of Preferred Stock with such dividend, redemption, conversion and exchange provisions as may be provided in the particular series.  Any series of Preferred Stock may possess voting, dividend, liquidation and redemption rights superior to that of the Common Stock.  The rights of the holders of Common Stock will be subject to and may be adversely affected by the rights of the holders of any Preferred Stock that may be issued in the future.  Issuance of a new series of Preferred Stock, while providing desirable flexibility in connection with possible acquisition and other corporate purposes, could make it more difficult for a third party to acquire, or discourage a third party from acquiring, a majority of the outstanding voting stock of the Company.

THE AMENDMENT HAS BEEN APPROVED BY THE BOARD AND THE WRITTEN CONSENTS OF THE HOLDERS OF THE MAJORITY OF THE OUTSTANDING VOTING CAPITAL STOCK OF THE COMPANY.

DISSENTER'S RIGHTS OF APPRAISAL

The general corporation law of the State of Delaware does not provide for dissenter's rights of appraisal in connection with the amendment to the Certificate of Incorporation.

Additional Information

If you have any questions about the actions described above, you may contact Joseph I. Emas, 1224 Washington Avenue, Miami Beach, Florida 33139.  We are subject to the informational requirements of the Securities Exchange Act of 1934 and in accordance with the requirements thereof, file reports, proxy statements and other information with the Securities and Exchange Commission (“SEC”).  Copies of these reports, proxy statements and other information can be obtained at the SEC's public reference facilities at100 F Street, Room 1580, Washington, D.C. 20549.  Additionally, these filings may be viewed at the SEC's website at http://www.sec.gov.

 We filed our annual report for the fiscal year ended March 31, 2006 on Form 10-KSB with the SEC.  A copy of the annual reports on Form 10-KSB (except for certain exhibits thereto), may be obtained, free of charge, upon written request by any shareholder to Joseph I. Emas, 1224 Washington Avenue, Miami Beach, Florida 33139. Copies of all exhibits to the annual reports on Form 10-KSB are available upon a similar request, subject to payment of a $.50 per page charge to reimburse us for expenses in supplying any exhibit.

Information Incorporated By Reference

The following documents are incorporated herein by reference and to be a part hereof from the date of filing of such documents:

Annual Report on Form 10-KSB for the fiscal year ended March 31, 2006.

Quarterly Report on Form 10-QSB for the quarter ended June 30, 2006, September 30, 2006, and December 31, 2006.

All documents filed by the Company with the SEC pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Information Statement and prior to the effective date of the action taken described herein, including the Annual Report on Form 10-KSB for the fiscal year ended March 31, 2006.

Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Information Statement to the extent that a statement contained herein or in any other subsequently filed document that also is, or is deemed to be, incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Information Statement. This Information Statement incorporates, by reference, certain documents that are not presented herein or delivered herewith. Copies of any such documents, other than exhibits to such documents which are not specifically incorporated by reference herein, are available without charge to any person, including any shareholder, to whom this Information Statement is delivered, upon written or oral request to our Secretary at our address and telephone number set forth herein.

Distribution of Information Statement

The cost of distributing this Information Statement has been borne by us and certain shareholders that consented to the action taken herein.  The distribution will be made by mail.

Pursuant to the requirements of the Exchange Act of 1934, as amended, the Registrant has duly caused this Information Statement to be signed on its behalf by the undersigned hereunto authorized.

By Order of the Board of Directors
By /s/ MICHAEL CHERMAK
Michael Chermak Date: May 24, 2007

Attachment A
______________________________________

CLARITYMD, INC. (FORMERLY ECASH, Inc.)
2007 STOCK OPTION PLAN
______________________________________

            1.1  ESTABLISHMENT. The ClarityMD, Inc. 2007

Stock Option Plan (the "PLAN") is hereby established effective as of April 16, 2007.

            1.2 PURPOSE. The purpose of the Plan is to advance the interests of the Participating Company Group and its shareholders by providing an incentive to attract, retain and reward persons performing services for the Participating Company Group and by motivating such persons to contribute to the growth and profitability of the Participating Company Group.

            1.3 TERM OF PLAN. The Plan shall continue in effect until the earlier of its termination by the Board or the date on which all of the shares of Stock available for issuance under the Plan have been issued and all restrictions on such shares under the terms of the Plan and the agreements evidencing Options granted under the Plan have lapsed. However, all Options shall be granted, if at all, within ten (10) years from the earlier of the date the Plan is adopted by the Board or the date the Plan is duly approved by the shareholders of the Company.

      2. DEFINITIONS AND CONSTRUCTION.

            2.1 DEFINITIONS. Whenever used herein, the following terms shall have their respective meanings set forth below:

                  (a) "BOARD" means the Board of Directors of the Company. If one or more Committees have been appointed by the Board to administer the Plan, "BOARD" also means such Committee(s).

                  (b) "CODE" means the Internal Revenue Code of 1986, as amended, and any applicable regulations promulgated hereunder.

                  (c) "COMMITTEE" means the Compensation Committee or other committee of the Board duly appointed to administer the Plan and having such powers as shall be specified by the Board. Unless the powers of the Committee have been specifically limited, the Committee shall have all of the powers of the Board granted herein, including, without limitation, the power to amend or terminate the Plan at any time, subject to the terms of the Plan and any applicable limitations imposed by law.

                  (d) "COMPANY" means ClarityMD, Inc., a Delaware corporation, or any successor corporation thereto.

                  (e) "CONSULTANT" means a person engaged to provide consulting or advisory services (other than as an Employee or a Director) to a Participating Company, provided that the identity of such person, the nature of such services or the entity to which such services are provided would not preclude the Company from offering or selling securities to such person pursuant to the Plan in reliance on either the exemption from registration provided by Rule 701 under the Securities Act or, if the Company is required to file reports pursuant to Section 13 or 15(d) of the Exchange Act, registration on a Form S-8 Registration Statement under the Securities Act.

                  (f) "DIRECTOR" means a member of the Board or of the board of directors of any other Participating Company.

                  (g) "DISABILITY" means the inability of the Optionee, in the opinion of a qualified physician acceptable to the Company, to perform the major duties of the Optionee's position with the Participating Company Group because of the sickness or injury of the Optionee.

                  (h) "EMPLOYEE" means any person treated as an employee (including an Officer or a Director who is also treated as an employee) in the records of a Participating Company and, with respect to any Incentive Stock Option granted to such person, who is an employee for purposes of Section 422 of the Code; provided, however, that neither service as a Director nor payment of a director's fee shall be sufficient to constitute employment for purposes of the Plan. The Company shall determine in good faith and in the exercise of its discretion whether an individual has become or has ceased to be an Employee and the effective date of such individual's employment or termination of employment, as the case may be. For purposes of an individual's rights, if any, under the Plan as of the time of the Company's determination, all such determinations by the Company shall be final, binding and conclusive, notwithstanding that the Company or any court of law or governmental agency subsequently makes a contrary determination.

                  (i) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

                  (j) "FAIR MARKET VALUE" means, as of any date, the value of a share of Stock or other property as determined by the Board, in its discretion, or by the Company, in its discretion, if such determination is expressly allocated to the Company herein, subject to the following:

                        (i) If, on such date, the Stock is listed on a national or regional securities exchange or market system, the Fair Market Value of a share of Stock shall be the closing price of a share of Stock (or the mean of the closing bid and asked prices of a share of Stock if the Stock is so quoted instead) as quoted on the NASDAQ National Market, The NASDAQ Small Cap Market or such other national or regional securities exchange or market system constituting the primary market for the Stock, as reported in The Wall Street Journal or such other source as the Company deems reliable. If the relevant date does not fall on a day on which the Stock has traded on such securities exchange or market system, the date on which the Fair Market Value shall be established shall be the last day on which the Stock was so traded prior to the relevant date, or such other appropriate day as shall be determined by the Board, in its discretion.

                        (ii) If, on such date, the Stock is not listed on a national or regional securities exchange or market system, the Fair Market Value of a share of Stock shall be as determined by the Board in good faith without regard to any restriction other than a restriction which, by its terms, will never lapse.

                        (iii) If, on such date, the Company is in non reporting status or is deemed a "Pink Sheet" entity, the Fair Market Value of a share of Stock shall be determined by the Board based upon the last sale of securities under a Subscription Agreement.

                  (k) "INCENTIVE STOCK OPTION" means an Option intended to be (as set forth in the Option Agreement) and which qualifies as an incentive stock option within the meaning of Section 422(b) of the Code.

                  (l) "INSIDER" means an Officer, a Director of the Company or other person whose transactions in Stock are subject to Section 16 of the Exchange Act.

                  (m) "NONSTATUTORY STOCK OPTION" means an Option not intended to be (as set forth in the Option Agreement) or which does not qualify as an Incentive Stock Option.

                  (n) "OFFICER" means any person designated by the Board as an officer of the Company.

                  (o) "OPTION" means a right to purchase Stock pursuant to the terms and conditions of the Plan. An Option may be either an Incentive Stock Option or a Nonstatutory Stock Option.

                  (p) "OPTION AGREEMENT" means a written agreement between the Company and an Optionee setting forth the terms, conditions and restrictions of the Option granted to the Optionee and any shares acquired upon the exercise thereof. An Option Agreement may consist of a form of "Notice of Grant of Stock Option" and a form of "Stock Option Agreement" incorporated therein by reference, or such other form or forms as the Board may approve from time to time.

                  (q) "OPTIONEE" means a person who has been granted one or more Options.

                  (r) "PARENT CORPORATION" means any present or future "Parent Corporation" of the Company, as defined in Section 424(e) of the Code.

                  (s) "PARTICIPATING COMPANY" means the Company or any Parent Corporation or Subsidiary Corporation.

                  (t) "PARTICIPATING COMPANY GROUP" means, at any point in time, all corporations collectively which are then Participating Companies.

                  (u) "RULE 16b-3" means Rule 16b-3 under the Exchange Act, as amended from time to time, or any successor rule or regulation.

                  (v) "SECURITIES ACT" means the Securities Act of 1933, as amended.

                  (w) "SERVICE" means an Optionee's employment or service with the Participating Company Group, whether in the capacity of an Employee, a Director or a Consultant. An Optionee's Service shall not be deemed to have terminated merely because of a change in the capacity in which the Optionee renders Service to the Participating Company Group or a change in the Participating Company for which the Optionee renders such Service, provided that there is no interruption or termination of the Optionee's Service. Furthermore, an Optionee's Service with the Participating Company Group shall not be deemed to have terminated if the Optionee takes any military leave, sick leave, or other bona fide leave of absence approved by the Company; provided, however, that if any such leave exceeds ninety (90) days, on the ninety-first (91st) day of such leave the Optionee's Service shall be deemed to have terminated unless the optionee's right to return to Service with the Participating Company Group is guaranteed by statute or contract. Notwithstanding the foregoing, unless otherwise designated by the Company or required by law, a leave of absence shall not be treated as Service for purposes of determining vesting under the Optionee's Option Agreement. The Optionee's Service shall be deemed to have terminated either upon an actual termination of Service or upon the corporation for which the Optionee performs Service ceasing to be a Participating Company. Subject to the foregoing, the Company, in its discretion, shall determine whether the Optionee's Service has terminated and the effective date of such termination.

                  (x) "STOCK" means the common stock of the Company, par value $0.000001, as adjusted from time to time in accordance with Section 4.2.

                  (y) "SUBSIDIARY CORPORATION" means any present or future "subsidiary corporation" of the Company, as defined in Section 424(f) of the Code.

                  (z) "TEN PERCENT OWNER OPTIONEE" means an Optionee who, at the time an Option is granted to the Optionee, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of a Participating Company within the meaning of Section 422(b)(6) of the Code.

            2.2 CONSTRUCTION. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term "or" is not intended to be exclusive, unless the context clearly requires otherwise.

      3. ADMINISTRATION

            3.1 ADMINISTRATION BY THE BOARD. The Plan shall be administered by the Board. All questions of interpretation of the Plan or of any Option shall be determined by the Board, and such determinations shall be final and binding upon all persons having an interest in the Plan or such Option.

            3.2 AUTHORITY OF OFFICERS. Any Officer shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, determination or election which is the responsibility of or which is allocated to the Company herein, provided the Officer has apparent authority with respect to such matter, right, obligation, determination or election.

            3.3 POWERS OF THE BOARD. In addition to any other powers set forth in the Plan and subject to the provisions of the Plan, the Board shall have the full and final power and authority, in its discretion:

                  (a) to determine the persons to whom, and the time or times at which, Options shall be granted and the number of shares of Stock to be subject to each Option;

                  (b) to designate Options as Incentive Stock Options or Nonstatutory Stock Options;

                  (c) to determine the Fair Market Value of shares of Stock or other property;

                  (d) to determine the terms, conditions and restrictions applicable to each Option (which need not be identical) and any shares acquired upon the exercise thereof, including, without limitation, (i) the exercise price of the Option, (ii) the method of payment for shares purchased upon the exercise of the Option, (iii) the method for satisfaction of any tax withholding obligation arising in connection with the Option or such shares, including by the withholding or delivery of shares of stock, (iv) the timing, terms and conditions of the exercisability of the Option or the vesting of any shares acquired upon the exercise thereof, (v) the time of the expiration of the Option, (vi) the effect of the Optionee's termination of Service with the Participating Company Group on any of the foregoing, and (vii) all other terms, conditions and restrictions applicable to the Option or such shares not inconsistent with the terms of the Plan;

                  (e) to approve one or more forms of Option Agreement;

                  (f) to amend, modify, extend, cancel or renew any Option or to waive any restrictions or conditions applicable to any Option or any shares acquired upon the exercise thereof;

                  (g) to accelerate, continue, extend or defer the exercisability of any Option or the vesting of any shares acquired upon the exercise thereof, including with respect to the period following an Optionee's termination of Service with the Participating Company Group;

                  (h) to prescribe, amend or rescind rules, guidelines and policies relating to the Plan, or to adopt supplements to, or alternative versions of, the Plan, including, without limitation, as the Board deems necessary or desirable to comply with the laws of, or to accommodate the tax policy or custom of, foreign jurisdictions whose citizens may be granted Options; and

                  (i) to correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Option Agreement and to make all other determinations and take such other actions with respect to the Plan or any Option as the Board may deem advisable to the extent not inconsistent with the provisions of the Plan or applicable law.

            3.4 ADMINISTRATION WITH RESPECT TO INSIDERS. With respect to participation by Insiders in the Plan, at any time that any class of equity security of the Company is registered pursuant to Section 12 of the Exchange Act, the Plan shall be administered in compliance with the requirements, if any, of Rule 16b-3.

            3.5 INDEMNIFICATION. In addition to such other rights of indemnification as they may have as members of the Board or officers or employees of the Participating Company Group, members of the Board and any officers or employees of the Participating Company Group to whom authority to act for the Board or the Company is delegated shall be indemnified by the Company against all reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.

      4. SHARES SUBJECT TO PLAN.

            4.1 MAXIMUM NUMBER OF SHARES ISSUABLE. Subject to adjustment as provided in Section 4.2, the maximum aggregate number of shares of Stock that may be issued under the Plan shall be One Million (1,000,000) and shall consist of authorized but unissued or reacquired shares of Stock or any combination thereof. The Board of Directors reserves the right to increase the number of shares available under this Plan without shareholder approval. If an outstanding Option for any reason expires or is terminated or canceled or if shares of Stock are acquired upon the exercise of an Option subject to a Company repurchase option and are repurchased by the Company at the Optionee's exercise price, the shares of Stock allocable to the unexercised portion of such Option or such repurchased shares of Stock shall again be available for issuance under the Plan. However, except as adjusted pursuant to Section 4.2, in no event shall more than One Million (1,000,000) shares of Stock be available for issuance pursuant to the exercise of Incentive Stock Options (the "ISO SHARE ISSUANCE LIMIT"). Notwithstanding the foregoing, at any such time as the offer and sale of securities pursuant to the Plan is subject to compliance with Section 260.140.45 of Title 10 of the California Code of Regulations ("SECTION 260.140.45"), the total number of shares of Stock issuable upon the exercise of all outstanding Options (together with options outstanding under any other stock option plan of the Company) and the total number of shares provided for under any stock bonus or similar plan of the Company shall not exceed thirty percent (40%) (or such other higher percentage limitation as may be approved by the shareholders of the Company pursuant to Section 260.140.45) of the then outstanding shares of the Company as calculated in accordance with the conditions and exclusions of Section 260.140.45.

            4.2 ADJUSTMENTS FOR CHANGES IN CAPITAL STRUCTURE. In the event of any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification or similar change in the capital structure of the Company, appropriate adjustments shall be made in the number and class of shares subject to the Plan and to any outstanding Options, in the ISO Share Issuance Limit set forth in Section 4.1, and in the exercise price per share of any outstanding Options. If a majority of the shares which are of the same class as the shares that are subject to outstanding Options are exchanged for, converted into, or otherwise become (whether or not pursuant to an Ownership Change Event, as defined in Section 8.1) shares of another corporation (the "NEW SHARES"), the Board may unilaterally amend the outstanding Options to provide that such Options are exercisable for New Shares. In the event of any such amendment, the number of shares subject to, and the exercise price per share of, the outstanding Options shall be adjusted in a fair and equitable manner as determined by the Board, in its discretion. Notwithstanding the foregoing, any fractional share resulting from an adjustment pursuant to this Section 4.2 shall be rounded down to the nearest whole number, and in no event may the exercise price of any Option be decreased to an amount less than the par value, if any, of the stock subject to the Option. The adjustments determined by the Board pursuant to this Section 4.2 shall be final, binding and conclusive.

            4.3   STOCK APPRECIATION RIGHTS.  The Committee may grant stock appreciation rights to Employees, either or tandem with Options that have been or are granted under the Plan or with respect to a number of Shares on which an Option is not granted.  A stock appreciation right shall entitle the holder to receive, with respect to each Share as to which the right is exercised, payment in an amount equal to the excess of the Share’s Fair Market Value on the date the right is exercised over its Fair Market Value on the date the right was granted.  Such payment may be made in cash or in Shares valued at the Fair Market Value as of the date of surrender, or partly in cash and partly in Shares, as determined by the Committee in its sole discretion.  The Committee may establish a maximum appreciation value payable for stock appreciation rights.

            4.4   RESTRICTED STOCK AWARDS.   The Committee may grant restricted stock awards under the Plan in Shares or denominated in units of Shares.  The Committee, in its sole discretion, may make such awards subject to conditions and restrictions, as set forth in the instrument evidencing the award, which may be based on continuous service with the Company or the attainment of certain performance goals related to profits, profit growth, cash-flow or shareholder returns, where such goals may be stated in absolute terms or relative to comparison companies or indices to be achieved during a period of time.

      5. ELIGIBILITY AND OPTION LIMITATIONS.

            5.1 PERSONS ELIGIBLE FOR OPTIONS. Options may be granted only to Employees, Consultants, and Directors. For purposes of the foregoing sentence, "Employees," "Consultants" and "Directors" shall include prospective Employees, prospective Consultants and prospective Directors to whom Options are granted in connection with written offers of an employment or other service relationship with the Participating Company Group. Eligible persons may be granted more than one (1) Option. However, eligibility in accordance with this Section shall not entitle any person to be granted an Option, or, having been granted an Option, to be granted an additional Option.

            5.2 OPTION GRANT RESTRICTIONS. Any person who is not an Employee on the effective date of the grant of an Option to such person may be granted only a Nonstatutory Stock Option. An Incentive Stock Option granted to a prospective Employee upon the condition that such person become an Employee shall be deemed granted effective on the date such person commences Service with a Participating Company, with an exercise price determined as of such date in accordance with Section 6.1.

            5.3 FAIR MARKET VALUE LIMITATION. To the extent that options designated as Incentive Stock Options (granted under all stock option plans of the Participating Company Group, including the Plan) become exercisable by an Optionee for the first time during any calendar year for stock having a Fair Market Value greater than One Hundred Thousand Dollars ($100,000), the portions of such options which exceed such amount shall be treated as Nonstatutory Stock Options. For purposes of this Section 5.3, options designated as Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of stock shall be determined as of the time the option with respect to such stock is granted. If the Code is amended to provide for a different limitation from that set forth in this Section 5.3, such different limitation shall be deemed incorporated herein effective as of the date and with respect to such Options as required or permitted by such amendment to the Code.  If an Option is treated as an Incentive Stock Option in part and as a Nonstatutory Stock Option in part by reason of the limitation set forth in this Section 5.3, the Optionee may designate which portion of such Option the Optionee is exercising. In the absence of such designation, the Optionee shall be deemed to have exercised the Incentive Stock Option portion of the Option first. Separate certificates representing each such portion shall be issued upon the exercise of the Option.

      6. TERMS AND CONDITIONS OF OPTIONS.

            Options shall be evidenced by Option Agreements specifying the number of shares of Stock covered thereby, in such form as the Board shall from time to time establish. No Option or purported Option shall be a valid and binding obligation of the Company unless evidenced by a fully executed Option Agreement. Option Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

            6.1 EXERCISE PRICE. The exercise price for each Option shall be established in the discretion of the Board; provided, however, that (a) the exercise price per share for an Incentive Stock Option shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the Option, (b) the exercise price per share for a Nonstatutory Stock Option shall be not less than eighty-five percent (85%) of the Fair Market Value of a share of Stock on the effective date of grant of the Option, and (c) no Option granted to a Ten Percent Owner Optionee shall have an exercise price per share less than one hundred ten percent (110%) of the Fair Market Value of a share of Stock on the effective date of grant of the Option. Notwithstanding the foregoing, an Option (whether an Incentive Stock Option or a Nonstatutory Stock Option) may be granted with an exercise price lower than the minimum exercise price set forth above if such Option is granted pursuant to an assumption or substitution for another option in a manner qualifying under the provisions of Section 424(a) of the Code.

            6.2 EXERCISABILITY AND TERM OF OPTIONS. Options shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria and restrictions as shall be determined by the Board and set forth in the Option Agreement evidencing such Option; provided, however, that (a) no Option shall be exercisable after the expiration of ten (10) years after the effective date of grant of such Option, (b) no Incentive Stock Option granted to a Ten Percent Owner Optionee shall be exercisable after the expiration of five (5) years after the effective date of grant of such Option, (c) no Option granted to a prospective Employee, prospective Consultant or prospective Director may become exercisable prior to the date on which such person commences Service with a Participating Company, and (d) with the exception of an Option granted to an Officer, a Director or a Consultant, no Option shall become exercisable at a rate less than twenty percent (20%) per year over a period of five (5) years from the effective date of grant of such Option, subject to the Optionee's continued Service. Subject to the foregoing, unless otherwise specified by the Board in the grant of an Option, any Option granted hereunder shall terminate ten (10) years after the effective date of grant of the Option, unless earlier terminated in accordance with its provisions.

            6.3 PAYMENT OF EXERCISE PRICE.

                  (a) FORMS OF CONSIDERATION AUTHORIZED. Except as otherwise provided below, payment of the exercise price for the number of shares of Stock being purchased pursuant to any Option shall be made (i) in cash, by check or cash equivalent, (ii) by tender to the Company, or attestation to the ownership, of shares of Stock owned by the Optionee having a Fair Market Value not less than the exercise price, (iii) by delivery of a properly executed notice together with irrevocable instructions to a broker providing for the assignment to the Company of the proceeds of a sale or loan with respect to some or all of the shares being acquired upon the exercise of the Option (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System) (a "CASHLESS EXERCISE"), (iv) provided that the Optionee is an Employee (unless otherwise not prohibited by law, including, without limitation, any regulation promulgated by the Board of Governors of the Federal Reserve System) and in the Company's sole discretion at the time the Option is exercised, by delivery of the Optionee's promissory note in a form approved by the Company for the aggregate exercise price, provided that, if the Company is incorporated in the State of Delaware, the Optionee shall pay in cash that portion of the aggregate exercise price not less than the par value of the shares being acquired, (v) by such other consideration as may be approved by the Board from time to time to the extent permitted by applicable law, or (vi) by any combination thereof. The Board may at any time or from time to time, by approval of or by amendment to the standard forms of Option Agreement described in Section 7, or by other means, grant Options which do not permit all of the foregoing forms of consideration to be used in payment of the exercise price or which otherwise restrict one or more forms of consideration.

                  (b) LIMITATIONS ON FORMS OF CONSIDERATION.

                        (i) TENDER OF STOCK. Notwithstanding the foregoing, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock to the extent such tender or attestation would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company's stock. Unless otherwise provided by the Board, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock unless such shares either have been owned by the Optionee for more than six (6) months (and not used for another Option exercise by attestation during such period) or were not acquired, directly or indirectly, from the Company.

                        (ii) CASHLESS EXERCISE. The Company reserves, at any and all times, the right, in the Company's sole and absolute discretion, to establish, decline to approve or terminate any program or procedures for the exercise of Options by means of a Cashless Exercise.

                        (iii) PAYMENT BY PROMISSORY NOTE. No promissory note shall be permitted if the exercise of an Option using a promissory note would be a violation of any law. Any permitted promissory note shall be on such terms as the Board shall determine. The Board shall have the authority to permit or require the Optionee to secure any promissory note used to exercise an Option with the shares of Stock acquired upon the exercise of the Option or with other collateral acceptable to the Company. Unless otherwise provided by the Board, if the Company at any time is subject to the regulations promulgated by the Board of Governors of the Federal Reserve System or any other governmental entity affecting the extension of credit in connection with the Company's securities, any promissory note shall comply with such applicable regulations, and the Optionee shall pay the unpaid principal and accrued interest, if any, to the extent necessary to comply with such applicable regulations.

            6.4 TAX WITHHOLDING. The Company shall have the right, but not the obligation, to deduct from the shares of Stock issuable upon the exercise of an Option, or to accept from the Optionee the tender of, a number of whole shares of Stock having a Fair Market Value, as determined by the Company, equal to all or any part of the federal, state, local and foreign taxes, if any, required by law to be withheld by the Participating Company Group with respect to such Option or the shares acquired upon the exercise thereof. Alternatively or in addition, in its discretion, the Company shall have the right to require the Optionee, through payroll withholding, cash payment or otherwise, including by means of a Cashless Exercise, to make adequate provision for any such tax withholding obligations of the Participating Company Group arising in connection with the Option or the shares acquired upon the exercise thereof. The Fair Market Value of any shares of Stock withheld or tendered to satisfy any such tax withholding obligations shall not exceed the amount determined by the applicable minimum statutory withholding rates. The Company shall have no obligation to deliver shares of Stock or to release shares of Stock from an escrow established pursuant to the Option Agreement until the Participating Company Group's tax withholding obligations have been satisfied by the Optionee.

            6.5 REPURCHASE RIGHTS. Shares issued under the Plan may be subject to a right of first refusal, one or more repurchase options, or other conditions and restrictions as determined by the Board in its discretion at the time the Option is granted. The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company. Upon request by the Company, each Optionee shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.

            6.6 EFFECT OF TERMINATION OF SERVICE.

                  (a) OPTION EXERCISABILITY. Subject to earlier termination of the Option as otherwise provided herein and unless otherwise provided by the Board in the grant of an Option and set forth in the Option Agreement, an Option shall be exercisable after an Optionee's termination of Service only during the applicable time period determined in accordance with this Section 6.6 and thereafter shall terminate:

                        (i) DISABILITY. If the Optionee's Service terminates because of the Disability of the Optionee, the Option, to the extent unexercised and exercisable on the date on which the Optionee's Service terminated, may be exercised by the Optionee (or the Optionee's guardian or legal representative) at any time prior to the expiration of twelve (12) months (or such longer period of time as determined by the Board, in its discretion) after the date on which the Optionee's Service terminated, but in any event no later than the date of expiration of the Option's term as set forth in the Option Agreement evidencing such Option (the "OPTION EXPIRATION DATE").

                        (ii) DEATH. If the Optionee's Service terminates because of the death of the Optionee, the Option, to the extent unexercised and exercisable on the date on which the Optionee's Service terminated, may be exercised by the Optionee's legal representative or other person who acquired the right to exercise the Option by reason of the Optionee's death at any time prior to the expiration of twelve (12) months (or such longer period of time as determined by the Board, in its discretion) after the date on which the Optionee's Service terminated, but in any event no later than the Option Expiration Date. The Optionee's Service shall be deemed to have terminated on account of death if the Optionee dies within three (3) months (or such longer period of time as determined by the Board, in its discretion) after the Optionee's termination of Service.

                        (iii) TERMINATION AFTER CHANGE IN CONTROL. The Board  may, in its discretion, provide in any Option Agreement that if the Optionee's Service ceases as a result of "Termination After Change in Control" (as defined in such Option Agreement), then (1) the Option, to the extent unexercised and exercisable on the date on which the Optionee's Service terminated, may be exercised by the Optionee (or the Optionee's guardian or legal representative) at any time prior to the expiration of six (6) months (or such longer period of time as determined by the Board, in its discretion) after the date on which the Optionee's Service terminated, but in any event no later than the Option Expiration Date, and (2) the exercisability and vesting of the Option and any shares acquired upon the exercise thereof shall be accelerated effective as of the date on which the Optionee's Service terminated to such extent, if any, as shall have been determined by the Board, in its discretion, and set forth in the Option Agreement. Notwithstanding the foregoing, if the Company and the other party to the transaction constituting a Change in Control agree to treat such transaction as a "pooling-of-interests" for accounting purposes and it is determined that the provisions or operation of this Section 6.6(a)(iii) would preclude treatment of such transaction as a "pooling-of-interests" and provided further that in the absence of the preceding sentence such transaction would be treated as a "pooling-of-interests," then this Section 6.6(a)(iii) shall be without force or effect, and the vesting and exercisability of the Option shall be determined under any other applicable provision of the Plan or the Option Agreement evidencing such Option.

                       (iv) OTHER TERMINATION OF SERVICE. If the Optionee's Service terminates for any reason, except Disability, death or Termination After Change in Control, the Option, to the extent unexercised and exercisable by the Optionee on the date on which the Optionee's Service terminated, may be exercised by the Optionee at any time prior to the expiration of three (3) months (or such longer period of time as determined by the Board, in its discretion) after the date on which the Optionee's Service terminated, but in any event no later than the Option Expiration Date.

                  (b) EXTENSION IF EXERCISE PREVENTED BY LAW. Notwithstanding the foregoing, if the exercise of an Option within the applicable time periods set forth in Section 6.6(a) is prevented by the provisions of Section 10 below, the Option shall remain exercisable until three (3) months (or such longer period of time as determined by the Board, in its discretion) after the date the Optionee is notified by the Company that the Option is exercisable, but in any event no later than the Option Expiration Date.

                  (c) EXTENSION IF OPTIONEE SUBJECT TO SECTION 16(b).
Notwithstanding the foregoing, if a sale within the applicable time periods set forth in Section 6.6(a) of shares acquired upon the exercise of the Option would subject the Optionee to suit under Section 16(b) of the Exchange Act, the Option shall remain exercisable until the earliest to occur of (i) the tenth (10th) day following the date on which a sale of such shares by the Optionee would no longer be subject to such suit, (ii) the one hundred and ninetieth (190th) day after the Optionee's termination of Service, or (iii) the Option Expiration Date.

            6.7 TRANSFERABILITY OF OPTIONS. During the lifetime of the Optionee, an Option shall be exercisable only by the Optionee or the Optionee's guardian or legal representative. No Option shall be assignable or transferable by the Optionee, except by will or by the laws of descent and distribution.  Notwithstanding the foregoing, to the extent permitted by the Board, in its discretion, and set forth in the Option Agreement evidencing such Option, a Nonstatutory Stock Option shall be assignable or transferable subject to the applicable limitations, if any, described in Section 260.140.41 of Title 10 of the California Code of Regulations, Rule 701 under the Securities Act, and the General Instructions to Form S-8 Registration Statement under the Securities Act.

      7. STANDARD FORMS OF OPTION AGREEMENT.

            7.1 OPTION AGREEMENT. Unless otherwise provided by the Board at the time the Option is granted, an Option shall comply with and be subject to the terms and conditions set forth in the form of Option Agreement approved by the Board concurrently with its adoption of the Plan and as amended from time to time.

            7.2 AUTHORITY TO VARY TERMS. The Board shall have the authority from time to time to vary the terms of any standard form of Option Agreement described in this Section 7 either in connection with the grant or amendment of an individual Option or in connection with the authorization of a new standard form or forms; provided, however, that the terms and conditions of any such new, revised or amended standard form or forms of Option Agreement are not inconsistent with the terms of the Plan. Such authority shall include, but not by way of limitation, the authority to grant Options which are immediately exercisable subject to the Company's right to repurchase any unvested shares of Stock acquired by an Optionee upon the exercise of an Option in the event such Optionee's employment or service with the Company is terminated for any reason, with or without cause. Such authority shall also include, but not be way of limitation, the authority to grant Options which are not immediately exercisable.

      8. CHANGE IN CONTROL.

            8.1 DEFINITIONS.

                  (a) An "OWNERSHIP CHANGE EVENT" shall be deemed to have occurred if any of the following occurs with respect to the Company: (i) the direct or indirect sale or exchange in a single or series of related transactions by the shareholders of the Company of more than fifty percent (50%) of the voting stock of the Company; (ii) a merger or consolidation in which the Company is a party; (iii) the sale, exchange, or transfer of all or substantially all of the assets of the Company; or (iv) a liquidation or dissolution of the Company.

                  (b) A "CHANGE IN CONTROL" shall mean an Ownership Change Event or a series of related Ownership Change Events (collectively, a "TRANSACTION") wherein the shareholders of the Company immediately before the Transaction do not retain immediately after the Transaction, in substantially the same proportions as their ownership of shares of the Company's voting stock  immediately before the Transaction, direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding voting securities of the Company or, in the case of a Transaction described in Section 8.1(a)(iii), the corporation or other business entity to which the assets of the Company were transferred (the "TRANSFEREE"), as the case may be. For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting securities of one or more corporations or other business entities which own the Company or the Transferee, as the case may be, either directly or through one or more subsidiary corporations or other business entities. The Board shall have the right to determine whether multiple sales or exchanges of the voting securities of the Company or multiple Ownership Change Events are related, and its determination shall be final, binding and conclusive.

            8.2 EFFECT OF CHANGE IN CONTROL ON OPTIONS. In the event of a Change in Control, the surviving, continuing, successor, or purchasing corporation or other business entity or parent thereof, as the case may be (the "ACQUIRING CORPORATION"), may, without the consent of any Optionee, either assume the Company's rights and obligations under outstanding Options or substitute for outstanding Options substantially equivalent options for the Acquiring Corporation's stock. In the event the Acquiring Corporation elects not to assume or substitute for outstanding Options in connection with a Change in Control, the exercisability and vesting of each such outstanding Option and any shares acquired upon the exercise thereof held by Optionees whose Service has not terminated prior to such date may be accelerated, effective as of the date ten (10) days prior to the date of the Change in Control, to such extent, if any, as shall have been determined by the Board, in its discretion, and set forth in the Option Agreement evidencing such Option. The exercise or vesting of any Option and any shares acquired upon the exercise thereof that was permissible solely by reason of this Section 8.2 and the provisions of such Option Agreement shall be conditioned upon the consummation of the Change in Control. Any Options which are neither assumed or substituted for by the Acquiring Corporation in connection with the Change in Control nor exercised as of the date of the Change in Control shall terminate and cease to be outstanding effective as of the date of the Change in Control. Notwithstanding the foregoing, shares acquired upon exercise of an Option prior to the Change in Control and any consideration received pursuant to the Change in Control with respect to such shares shall continue to be subject to all applicable provisions of the Option Agreement evidencing such Option except as otherwise provided in such Option Agreement. Furthermore, notwithstanding the foregoing, if the corporation the stock of which is subject to the outstanding Options immediately prior to an Ownership Change Event described in Section 8.1(a)(i) constituting a Change in Control is the surviving or continuing corporation and immediately after such Ownership Change Event less than fifty percent (50%) of the total combined voting power of its voting stock is held by another corporation or by other corporations that are members of an affiliated group within the meaning of Section 1504(a) of the Code without regard to the provisions of Section 1504(b) of the Code, the outstanding Options shall not terminate unless the Board otherwise provides in its discretion.

      9. PROVISION OF INFORMATION.

            At least annually, copies of the Company's balance sheet and income statement for the just completed fiscal year shall be made available to each Optionee and purchaser of shares of Stock upon the exercise of an Option. The Company shall not be required to provide such information to key employees whose duties in connection with the Company assure them access to equivalent information. Furthermore, the Company shall deliver to each Optionee such disclosures as are required in accordance with Rule 701 under the Securities Act.

      10. COMPLIANCE WITH SECURITIES LAW.

            The grant of Options and the issuance of shares of Stock upon exercise of Options shall be subject to compliance with all applicable requirements of federal, state and foreign law with respect to such securities. Options may not be exercised if the issuance of shares of Stock upon exercise would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations or the requirements of any stock exchange or market system upon which the Stock may then be listed. In addition, no Option may be exercised unless (a) a registration statement under the Securities Act shall at the time of exercise of the Option be in effect with respect to the shares issuable upon exercise of the Option or (b) in the opinion of legal counsel to the Company, the shares issuable upon exercise of the Option may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company's legal counsel to be necessary to the lawful issuance and sale of any shares hereunder shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to the exercise of any Option, the Company may require the Optionee to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

      11. TERMINATION OR AMENDMENT OF PLAN.

            The Board may terminate or amend the Plan at any time. However, subject to changes in applicable law, regulations or rules that would permit otherwise, without the approval of the Company's shareholders, there shall be (a) no increase in the maximum aggregate number of shares of Stock that may be issued under the Plan (except by operation of the provisions of Section 4.2), (b) no change in the class of persons eligible to receive Incentive Stock Options, and (c) no other amendment of the Plan that would require approval of the Company's shareholders under any applicable law, regulation or rule. No termination or amendment of the Plan shall affect any then outstanding Option unless expressly provided by the Board. In any event, no termination or amendment of the Plan may adversely affect any then outstanding Option without the consent of the Optionee, unless such termination or amendment is required to enable an Option designated as an Incentive Stock Option to qualify as an Incentive Stock Option or is necessary to comply with any applicable law, regulation or rule.

      12. SHAREHOLDER APPROVAL.

            The Plan issuable thereunder as provided in Section 4.1 (the "AUTHORIZED SHARES") shall be approved by the shareholders of the Company within twelve (12) months of the date of adoption thereof by the Board. Options granted prior to shareholder approval of the Plan or in excess of the Authorized Shares previously approved by the shareholders shall become exercisable no earlier than the date of shareholder approval of the Plan.

      IN WITNESS WHEREOF, the undersigned Secretary of the Company certifies that the foregoing sets forth the ClarityMD, Inc. 2007 Stock Option Plan as duly adopted by the Board on June ___, 2007.

_____________________________
Michael Chermak
Chief Executive Officer, Secretary, Chairman